EXHIBIT 21.2
LIST OF SUBSIDIARIES OF FELCOR LODGING LIMITED PARTNERSHIP
(as of December 31, 2012)

	Name	State and Form of Organization
1	BHR Canada Tenant Company	Nova Scotia, Canada - Unlimited Liability Company
2	BHR Lodging Tenant Company	Delaware - Corporation
3	BHR Operations, L.L.C.	Delaware - Limited Liability Company
4	Birmingham ES Hotel, L.L.C.	Delaware - Limited Liability Company
5	Birmingham ES Leasing, L.L.C.	Delaware - Limited Liability Company
6	Birmingham Hotel Holdco, L.L.C.	Delaware - Limited Liability Company
7	Birmingham Leasing Holdco, L.L.C.	Delaware - Limited Liability Company
8	Brighton at Kingston Plantation, L.L.C.	Delaware - Limited Liability Company
9	Deerfield Beach ES Hotel, L.L.C.	Delaware - Limited Liability Company
10	Deerfield Beach ES Leasing, L.L.C.	Delaware - Limited Liability Company
11	Deerfield Beach Hotel Holdco, L.L.C.	Delaware - Limited Liability Company
12	Deerfield Beach Leasing Holdco, L.L.C.	Delaware - Limited Liability Company
13	DJONT Leasing, L.L.C.	Delaware - Limited Liability Company
14	DJONT Operations, L.L.C.	Delaware - Limited Liability Company
15	DJONT/Charlotte Leasing, L.L.C.	Delaware - Limited Liability Company
16	DJONT/CMB Buckhead Leasing, L.L.C.	Delaware - Limited Liability Company
17	DJONT/CMB FCOAM, L.L.C.	Delaware - Limited Liability Company
18	DJONT/CMB New Orleans Leasing, L.L.C.	Delaware - Limited Liability Company
19	DJONT/CMB Orsouth Leasing, L.L.C.	Delaware - Limited Liability Company
20	DJONT/CMB SSF Leasing, L.L.C.	Delaware - Limited Liability Company
21	DJONT/EPT Leasing, L.L.C.	Delaware - Limited Liability Company
22	DJONT/EPT Manager, Inc.	Delaware - Corporation
23	DJONT/FCH Leasing, L.L.C.	Delaware - Limited Liability Company
24	DJONT/Indianapolis Leasing, L.L.C.	Delaware - Limited Liability Company
25	DJONT/JPM Atlanta ES Leasing, L.L.C.	Delaware - Limited Liability Company
26	DJONT/JPM Austin Leasing, L.P.	Delaware - Limited Partnership
27	DJONT/JPM Austin Tenant Co., L.L.C.	Delaware - Limited Liability Company
28	DJONT/JPM Boca Raton Leasing, L.L.C.	Delaware - Limited Liability Company
29	DJONT/JPM BWI Leasing, L.L.C.	Delaware - Limited Liability Company
30	DJONT/JPM Hospitality Leasing (SPE), L.L.C.	Delaware - Limited Liability Company
31	DJONT/JPM Hospitality Leasing Holdco (SPE), L.L.C.	Delaware - Limited Liability Company
32	DJONT/JPM Leasing, L.L.C.	Delaware - Limited Liability Company
33	DJONT/JPM Orlando Leasing, L.L.C.	Delaware - Limited Liability Company
34	DJONT/JPM Phoenix Leasing, L.L.C.	Delaware - Limited Liability Company
35	DJONT/JPM Wilmington Leasing, L.L.C.	Delaware - Limited Liability Company
36	E.S. Charlotte Limited Partnership	Delaware - Limited Partnership
37	E.S. North, an Indiana Limited Partnership	Indiana - Limited Partnership
38	EPT Atlanta-Perimeter Center Limited Partnership	Delaware - Limited Partnership
39	EPT Austin Limited Partnership	Delaware - Limited Partnership
40	EPT Kansas City Limited Partnership	Delaware - Limited Partnership
41	EPT Meadowlands Limited Partnership	Delaware - Limited Partnership
42	EPT Raleigh Limited Partnership	Delaware - Limited Partnership
43	FCH HH Knickerbocker Leasing, L.L.C.	Delaware - Limited Partnership

44	FCH HH Knickerbocker Owner, L.P.	Delaware - Limited Liability Company
45	FCH/DT BWI Holdings, L.P.	Delaware - Limited Partnership
46	FCH/DT BWI Hotel, L.L.C.	Delaware - Limited Liability Company
47	FCH/DT Holdings, L.P.	Delaware - Limited Partnership
48	FCH/DT Hotels, L.L.C.	Delaware - Limited Liability Company
49	FCH/PSH, L.P.	Pennsylvania - Limited Partnership
50	FCH/SH Leasing II, L.L.C.	Delaware - Limited Liability Company
51	FCH/SH Leasing, L.L.C.	Delaware - Limited Liability Company
52	FelCor Baton Rouge Owner, L.L.C.	Delaware - Limited Liability Company
53	FelCor Canada Co.	Nova Scotia, Canada - Unlimited Liability Company
54	FelCor Canada Holding GP, L.L.C.	Delaware - Limited Liability Company
55	FelCor Canada Holding, L.P.	Delaware - Limited Partnership
56	FelCor Chat-Lem, L.L.C.	Delaware - Limited Liability Company
57	FelCor Copley Plaza Leasing, L.L.C.	Delaware - Limited Liability Company
58	FelCor Copley Plaza, L.L.C.	Delaware - Limited Liability Company
59	FelCor Dallas Love Field Owner, L.L.C.	Delaware - Limited Liability Company
60	FelCor Eight Hotels, L.L.C.	Delaware - Limited Liability Company
61	FelCor Escrow Holdings, L.L.C.	Delaware - Limited Liability Company
62	FelCor Esmeralda (SPE), L.L.C.	Delaware - Limited Liability Company
63	FelCor Esmeralda Leasing (SPE), L.L.C.	Delaware - Limited Liability Company
64	FelCor Hotel Asset Company, L.L.C.	Delaware - Limited Liability Company
65	FelCor Hotel Operating Company, L.L.C.	Delaware - Limited Liability Company
66	FelCor Lodging Holding Company, L.L.C.	Delaware - Limited Liability Company
67	FelCor Milpitas Owner, L.L.C.	Delaware - Limited Liability Company
68	FelCor Napa Development, L.L.C.	Delaware - Limited Liability Company
69	FelCor Pennsylvania Company, L.L.C.	Delaware - Limited Liability Company
70	FelCor S-4 Hotels (SPE), L.L.C.	Delaware - Limited Liability Company
71	FelCor S-4 Leasing (SPE), L.L.C.	Delaware - Limited Liability Company
72	FelCor St. Pete (SPE), L.L.C.	Delaware - Limited Liability Company
73	FelCor St. Pete Leasing (SPE), L.L.C.	Delaware - Limited Liability Company
74	FelCor TRS Borrower 1, L.P.	Delaware - Limited Partnership
75	FelCor TRS Borrower 4, L.L.C.	Delaware - Limited Liability Company
76	FelCor TRS Borrower GP 1, L.L.C.	Delaware - Limited Liability Company
77	FelCor TRS Guarantor GP, L.L.C.	Delaware - Limited Liability Company
78	FelCor TRS Guarantor, L.P.	Delaware - Limited Partnership
79	FelCor TRS Holdings, L.L.C.	Delaware - Limited Liability Company
80	FelCor/Charlotte Hotel, L.L.C.	Delaware - Limited Liability Company
81	FelCor/CMB Buckhead Hotel, L.L.C.	Delaware - Limited Liability Company
82	FelCor/CMB Marlborough Hotel, L.L.C.	Delaware - Limited Liability Company
83	FelCor/CMB New Orleans Hotel, L.L.C.	Delaware - Limited Liability Company
84	FelCor/CMB Orsouth Holdings, L.P.	Delaware - Limited Partnership
85	FelCor/CMB Orsouth Hotel, L.L.C.	Delaware - Limited Liability Company
86	FelCor/CMB SSF Holdings, L.P.	Delaware - Limited Partnership
87	FelCor/CMB SSF Hotel, L.L.C.	Delaware - Limited Liability Company
88	FelCor/CSS (SPE), L.L.C.	Delaware - Limited Liability Company
89	FelCor/CSS Holdings, L.P.	Delaware - Limited Partnership
90	FelCor/CSS Hotels, L.L.C.	Delaware - Limited Liability Company
91	FelCor/Indianapolis Hotel, L.L.C.	Delaware - Limited Liability Company
92	FelCor/Iowa-New Orleans Chat-Lem Hotel, L.L.C.	Delaware - Limited Liability Company

93	FelCor/JPM Atlanta ES Hotel, L.L.C.	Delaware - Limited Liability Company
94	FelCor/JPM Austin Holdings, L.P.	Delaware - Limited Partnership
95	FelCor/JPM Austin Hotel, L.L.C.	Delaware - Limited Liability Company
96	FelCor/JPM Boca Raton Hotel, L.L.C.	Delaware - Limited Liability Company
97	FelCor/JPM BWI Hotel, L.L.C.	Delaware - Limited Liability Company
98	FelCor/JPM Hospitality (SPE), L.L.C.	Delaware - Limited Liability Company
99	FelCor/JPM Hospitality Holdco (SPE), L.L.C.	Delaware - Limited Liability Company
100	FelCor/JPM Hotels, L.L.C.	Delaware - Limited Liability Company
101	FelCor/JPM Orlando Hotel, L.L.C.	Delaware - Limited Liability Company
102	FelCor/JPM Phoenix Hotel, L.L.C.	Delaware - Limited Liability Company
103	FelCor/JPM Wilmington Hotel, L.L.C.	Delaware - Limited Liability Company
104	FelCor/LAX Holdings, L.P.	Delaware - Limited Partnership
105	FelCor/LAX Hotels, L.L.C.	Delaware - Limited Liability Company
106	FelCor/MM S-7 Holdings, L.P.	Delaware - Limited Partnership
107	FelCor/MM S-7 Hotels, L.L.C.	Delaware - Limited Liability Company
108	FelCor/New Orleans Annex, L.L.C.	Delaware - Limited Liability Company
109	FelCor/St. Paul Holdings, L.P.	Delaware - Limited Partnership
110	FelCor/St. Paul Hotel (SPE), L.L.C.	Delaware - Limited Liability Company
111	FelCor/St. Paul Leasing (SPE), L.L.C.	Delaware - Limited Liability Company
112	Ft. Lauderdale ES Hotel, L.L.C.	Delaware - Limited Liability Company
113	Ft. Lauderdale ES Leasing, L.L.C.	Delaware - Limited Liability Company
114	Ft. Lauderdale Hotel Holdco, L.L.C.	Delaware - Limited Liability Company
115	Ft. Lauderdale Leasing Holdco, L.L.C.	Delaware - Limited Liability Company
116	Grande Palms, L.L.C.	Delaware - Limited Liability Company
117	HI Chat-Lem/Iowa-New Orleans Joint Venture	Louisiana - General Partnership
118	Kingston Plantation Development Corp.	Delaware - Corporation
119	Knickerbocker Holding Partnership, L.P.	Delaware - Limited Liability Company
120	Knickerbocker Hotel Owner GP, L.L.C.	Delaware - Limited Liability Company
121	Knickerbocker Hotel Owner, L.L.C.	Delaware - Limited Liability Company
122	Knickerbocker TRS. L.L.C.	Delaware - Limited Liability Company
123	Los Angeles International Airport Hotel Associates, a Texas Limited Partnership	Texas - Limited Partnership
124	Lovefield Beverage Corporation	Texas - Corporation
125	Madison 237 Hotel Leasing, L.L.C.	Delaware - Limited Liability Company
126	Madison 237 Hotel, L.L.C.	Delaware - Limited Liability Company
127	Margate Towers at Kingston Plantation, L.L.C.	Delaware - Limited Liability Company
128	MHV Joint Venture	Texas- General Partnership
129	Miama AP Hotel, L.L.C.	Delaware - Limited Liability Company
130	Miami AP Hotel Holdco, L.L.C.	Delaware - Limited Liability Company
131	Minneapolis ES Hotel, L.L.C.	Delaware - Limited Liability Company
132	Minneapolis ES Leasing, L.L.C.	Delaware - Limited Liability Company
133	Minneapolis Hotel Holdco, L.L.C.	Delaware - Limited Liability Company
134	Minneapolis Leasing Holdco, L.L.C.	Delaware - Limited Liability Company
135	Myrtle Beach Leasing, L.L.C.	Delaware - Limited Liability Company
136	Myrtle Beach Owner, L.L.C.	Delaware - Limited Liability Company
137	Napa Creek Residential, L.L.C.	Delaware - Limited Liability Company
138	Napa ES Hotel, L.L.C.	Delaware - Limited Liability Company
139	Napa ES Leasing, L.L.C.	Delaware - Limited Liability Company
140	Napa Hotel Holdco, L.L.C.	Delaware - Limited Liability Company

141	Napa Leasing Holdco, L.L.C.	Delaware - Limited Liability Company
142	Park Central Joint Venture	Texas- General Partnership
143	Plantation Laundry Services. L.L.C.	Delaware - Limited Liability Company
144	Promus/FCH Condominum Company, L.L.C.	Delaware - Limited Liability Company
145	Promus/FCH Development Company, L.L.C.	Delaware - Limited Liability Company
146	Promus/FelCor Hotels, L.L.C.	Delaware - Limited Liability Company
147	Promus/FelCor Lombard Venture	Illinois - General Partnership
148	Promus/FelCor Manager, Inc.	Delaware - Corporation
149	Promus/FelCor Parsippany Venture	New Jersey - General Partnership
150	Promus/FelCor San Antonio Venture	Texas - General Partnership
151	Royale Palms Rental, L.L.C.	Delaware - Limited Liability Company
152	Royalton 44 Hotel Leasing, L.L.C.	Delaware - Limited Liability Company
153	Royalton 44 Hotel, L.L.C.	Delaware - Limited Liability Company
154	Santa Barbara Owner, L.L.C.	Delaware - Limited Liability Company